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                                                                   Exhibit 10.21

                      THIRD AMENDMENT TO CREDIT AGREEMENT

          This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 27, 2000 (this "Amendment"), is by and among KORN/FERRY INTERNATIONAL, a Delaware corporation (the "Borrower"), the undersigned LENDERS (the "Lenders"), the undersigned ISSUING BANKS (the "Issuing Banks"), and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS

          A. The Borrower, the Lenders, the Issuing Banks and the Agent are parties to that certain Credit Agreement, dated as of February 8, 1999 (as amended by that certain First Amendment to Credit Agreement dated as of April 15, 1999, and that certain Second Amendment to Credit Agreement dated as of December 31, 1999, the "Credit Agreement"), pursuant to which the Lenders have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrower, and the Issuing Banks have agreed, on such terms and subject to such conditions, to issue Letters of Credit for the account of the Borrower.


          B. The Borrower desires an amendment to the minimum Consolidated Tangible Net Worth covenant in Section 7.1(b) of the Credit Agreement to reduce the minimum Consolidated Tangible Net Worth the Borrower is required to maintain under the Credit Agreement and enable the Borrower to consummate its acquisition of a foreign subsidiary on January 28, 2000 (the "Acquisition").


          C. The Lenders are willing to so amend the Credit Agreement as set forth below.

                                THIRD AMENDMENT

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

          SECTION 1.  Amendment to Section 7.1(b) of the Credit Agreement.
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Section 7.1(b) of the Credit Agreement is hereby amended by replacing the existing Section 7.1(b) in its entirety with a new Section 7.1(b), such new
Section 7.1(b) to read in its entirety as follows:
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          (b)  Minimum Consolidated Tangible Net Worth.  At all times,
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               Consolidated Tangible Net Worth shall not be less than the sum of
               (i) $20,000,000, plus (ii) 50% of the cumulative positive Consolidated Net Income for the two quarters ended April 30, 1999 and for each fiscal year thereafter (without deduction for any loss for any such period), plus (iii) 100% of the Net Cash Proceeds of any issuances of equity by the Borrower from the Closing Date until the last day of such fiscal year of the Borrower.

          SECTION 2.  Miscellaneous.
                      -------------

          2.1  Definitions. Capitalized terms used but not otherwise defined in
               -----------
this Amendment have the meanings given to such terms in the Credit Agreement.

          2.2  Effect of Amendment. This Amendment shall become effective as of
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the date first above written upon the last to occur of:

               (a) execution and delivery hereof by (i) the Lenders or the Required Lenders as permitted or required by Section 10.3 of the Credit Agreement, (ii) the Borrower, (iii) the Issuing Banks , and (iv) the Agent. The execution below by the Lenders or Required Lenders (as the case may be) and the Issuing Banks shall constitute a direction to the Agent to execute this Amendment;

               (b) payment by the Borrower to the Agent (for the account of the Lenders) of an amendment fee equal to 5 basis points on the total aggregate Commitments of the Lenders (i.e., 5 basis points on $50,000,000);

               (c) delivery by the Borrower to the Agent, with a counterpart for each Issuing Bank and each Lender, of true copies of all corporate action taken by the Borrower and each other Loan Party relative to the Acquisition and this Amendment; and

               (d) delivery by the Borrower to the Agent, with a counterpart for each Issuing Bank and each Lender, of an opinion addressed to the Agent, each Issuing Bank and each Lender, dated the date of this Amendment, of O'Melveny & Myers, LLP, counsel to each of the Loan Parties, as to the enforceability of the Credit Agreement and the other Loan Documents as amended. Such opinion shall be reasonably satisfactory in form and substance to the Agent, each Issuing Bank and each Lender.

          2.3  Ratification. The Credit Agreement, as amended by this Amendment,
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is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

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          2.4  Governing Law.  This Amendment shall be governed by and construed
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in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of law principles thereof.

          2.5  Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                             KORN/FERRY INTERNATIONAL

                                             By: /s/ Elizabeth Murray
                                                --------------------------------

                                             Title: Chief Financial Officer
                                                --------------------------------

                                             MELLON BANK, N.A., as a Lender, as
                                             an Issuing Bank and as Agent


                                             By: /s/ Lawrence Ivey
                                                --------------------------------

                                             Title: Vice President
                                                --------------------------------


                                             BANK OF AMERICAN NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION, as an
                                             Issuing Bank and a Lender



                                             By: /s/ J. Derek Watson
                                                --------------------------------

                                             Title: Vice President
                                                --------------------------------

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